SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 1, 2002
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------






ITEM 5.  OTHER ITEMS

On March 1, 2002, General Motors Corporation (GM) issued a news release announcing February production results and first- and second-quarter schedules. The release is as follows:

            Record Truck Sales Lead GM To Another Strong Sales Month
            --------------------------------------------------------

     -  GM Total Sales Up Slightly Over Year Ago Levels
     -  GM Sets All-Time Industry February Truck Sales Record
     -  Retail Sales Up 8 Percent Over Last Year
     -  Truck Sales Up 22 percent - Retail Truck Sales Up 27 Percent
     -  Midsize Utilities Up 69 Percent Over Last Year

  GM Announces February Production Results, First- and Second-Quarter Schedules

      DETROIT -- General Motors dealers sold 411,111 new cars and trucks in February in the United States, up slightly over last year. GM's retail sales were up 8 percent over year ago levels due to a 27 percent increase in retail truck sales. GM car sales were down 19 percent with a portion of the decline being attributable to a 29 percent reduction in fleet volume.

      "Our sales were exceptional in February, exceeding our expectations despite a large reduction in daily rental fleet volume," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our retail sales through February have exceeded year ago levels, our inventories are in excellent shape and we continue to stabilize share. Our momentum is being driven by our gains on the truck side of the business and GM is running at an all-time industry record sales rate through February."

      Lovejoy continued, "The 'GM Overdrive' marketing campaign drove consumers into showrooms as evidenced by our February sales performance. Combined with the outstanding sales efforts of our dealers, we are well positioned to build on the momentum we achieved in 2001."

GM Truck Sales
--------------

      For February, GM's industry leading truck lineup maintained its brisk growth with deliveries up 22 percent and set an all-time industry record for February truck sales (239,101). GM achieved midsize utility leadership with exceptional sales of the Chevrolet TrailBlazer (22,189) and the GMC Envoy (8,604). GM's combined mid-utility sales were 50,840 units, an increase of 69 percent over last February.

      Once again, GM continued its leadership in the full-size pickup market (90,506 units - up 26 percent) and also maintained its leadership in full-size utilities with sales up 14 percent (41,804 units). The new Cadillac EXT continued to increase its monthly sales and the all-new Saturn VUE achieved better than expected sales in February helping to strengthen GM's position in the small utility segment.

GM Car Sales
------------

       GM car sales were down 19 percent in February due in part to a 29 percent reduction in fleet volume. However, several GM cars had strong sales performances in February. Chevrolet Corvette continued its strong selling pace with 3,354 deliveries, an increase of 21 percent. Chevrolet Impala maintained its impressive sales (19,553), up 6 percent over last February. Pontiac Grand Prix increased 2 percent over last year and SAAB 9-3 increased 32 percent.

      With all-new vehicles Cadillac CTS and Escalade EXT, Saturn VUE and Pontiac Vibe currently arriving in dealerships and slated for full production within the next several months, GM is expecting to build momentum in calendar year '02 in the luxury and entry level markets.

-------------------------------------------------------------------------------
February Sales Records                     CYTD Records
----------------------                     ------------
SAAB Cars                                  GM Trucks
Chevrolet Impala                           Chevrolet Trucks
Chevrolet Corvette                         GM Pickups
GM Trucks                                  Chevrolet Pickups
Chevrolet Trucks                           GMC Sierra
GM Pickups                                 GM Utilities
Chevrolet Pickups                          Chevrolet Utilities
Chevrolet Silverado                        GMC Utilities
GMC Sierra                                 GM Small Utilities
GM Utilities                               GM Mid utilities
Chevrolet Utilities                        GM Full-Size Utilities
GMC Utilities                              Chevrolet Full-Size Utilities
GM Small Utilities                         Chevrolet Tahoe
GM Mid Utilities                           GMC Full-Size Utilities
GM Full-Size Utilities                     GMC Yukon
Chevrolet Suburban                         Cadillac Escalade
Chevrolet Tahoe
GMC Yukon
GMC Yukon XL
Cadillac Escalade

-------------------------------------------------------------------------------

Certified Used Sales
--------------------

      Once again GM gained momentum in the used car market, achieving approximately 21,600 total used certified vehicle sales for February, including the Cadillac, Saturn and SAAB certified brands. The GM Certified Used Vehicle brand had another stellar month, selling 18,028 units. Lovejoy commented on the success of GM's certified used vehicle programs. "We are continuing our pursuit to be the segment leader in Certified Used Vehicles. We have the strength and support of our dealer network and we fully expect to achieve this goal."

GM Announces February Production Results, First- and Second-Quarter Schedules
-----------------------------------------------------------------------------

      In February, GM produced 463,000 vehicles (215,000 cars and 248,000 trucks) in North America, up 25 percent from 370,000 vehicles (172,000 cars and 198,000 trucks) produced in February 2001. (Totals include joint venture production of 8,000 vehicles in February and 8,000 vehicles in February 2001.)

      As a result of the stronger industry sales outlook and GM's performance in the retail market, GM's first-quarter production forecast, as announced on Feb. 25, will be 1.34 million vehicles (591,000 cars and 749,000 trucks). The previous estimate was 1.32 million vehicles (585,000 cars and 735,000 trucks). In the first quarter of 2001, GM produced 1.214 million vehicles (581,000 cars and 633,000 trucks).

      GM's second-quarter production forecast, also announced on Feb. 25, is
1.425 million vehicles (605,000 cars and 820,000 trucks). In the second quarter of 2001, GM produced 1.364 million vehicles (638,000 cars and 726,000 trucks).

      GM also announced the following production forecast information for its international regions:

      - GM Europe - First-quarter production is 459,000 vehicles, a reduction of 1,000 vehicles from the previous estimate. The second-quarter production forecast is 463,000 vehicles.
      - GM Asia Pacific - First-quarter production is 61,000 vehicles, an increase of 2,000 vehicles from the previous estimate. The second-quarter production forecast is 66,000 vehicles.
      - GM Latin America, Africa and the Middle East - First-quarter production is 135,000 vehicles, a reduction of 3,000 vehicles from the previous estimate. The second-quarter production forecast is 147,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                        Calendar Year-to-Date
                               February                  January - February
                      ----------------------------  ---------------------------
 Curr S/D:   24                             % Chg
 Prev S/D:   24         2002      2001     per S/D    2002      2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          411,111   409,535      0.4   710,745   753,062     -5.6
-------------------------------------------------------------------------------
Car Total              172,010   213,121    -19.3   288,643   390,313    -26.0
-------------------------------------------------------------------------------
Truck Total            239,101   196,414     21.7   422,102   362,749     16.4
-------------------------------------------------------------------------------
Light Truck Total      236,294   193,186     22.3   417,000   357,026     16.8
-------------------------------------------------------------------------------
Light Vehicle Total    408,304   406,307      0.5   705,643   747,339     -5.6
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
      Vehicle Total                                     Calendar Year-to-Date
                               February                  January - February
                        ---------------------------  --------------------------
                                            % Chg
                        2002      2001     per S/D    2002      2001     % Chg
-------------------------------------------------------------------------------
Buick                   34,260    30,520     12.3    53,595    57,084     -6.1
Cadillac                13,353    13,857     -3.6    24,795    25,092     -1.2
Chevrolet              235,788   225,866      4.4   416,936   409,237      1.9
GMC                     47,880    40,916     17.0    82,920    75,314     10.1
Hummer                      38        77    -50.6        90       169    -46.7
Oldsmobile              15,805    27,132    -41.7    26,863    51,886    -48.2
Other - Isuzu              921     1,206    -23.6     1,695     2,135    -20.6
Pontiac                 42,734    47,236     -9.5    67,946    85,641    -20.7
Saab                     2,699     2,348     14.9     4,274     4,662     -8.3
Saturn                  17,633    20,377    -13.5    31,631    41,842    -24.4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    169,252   210,114    -19.4   284,255   384,288    -26.0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Light Truck            236,294   193,186     22.3   417,000   357,026     16.8
-------------------------------------------------------------------------------

Twenty-four selling days for the February period this year and twenty-four for last year.

*American Isuzu Motors, Inc. dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.


                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2002
---------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)     February             January - February
                         -------------------------   ----------------------
                                            %Chg
                           2002     2001   per S/D   2002     2001    % Chg
                         --------------------------------------------------
     Selling Days (S/D)     24       24
---------------------------------------------------------------------------
Century                   12,608   10,089    25.0   17,655   19,615   -10.0
LeSabre                   10,177   12,798   -20.5   17,567   22,746   -22.8
Park Avenue                2,373    3,331   -28.8    3,906    5,865   -33.4
Regal                      2,853    4,302   -33.7    4,332    8,858   -51.1
Riviera                        0        0   ***.*        0        0   ***.*
      Buick Total         28,011   30,520    -8.2   43,460   57,084   -23.9
---------------------------------------------------------------------------
Catera                        59      659   -91.0      114    1,363   -91.6
CTS                          889        0   ***.*    1,113        0   ***.*
DeVille                    5,839    9,237   -36.8   11,598   17,185   -32.5
Eldorado                     551      644   -14.4    1,021    1,182   -13.6
Seville                    1,911    1,590    20.2    3,492    2,929    19.2
     Cadillac Total        9,249   12,130   -23.8   17,338   22,659   -23.5
---------------------------------------------------------------------------
Camaro                     2,800    2,561     9.3    4,852    4,509     7.6
Cavalier                  19,380   26,479   -26.8   34,851   42,700   -18.4
Corvette                   3,354    2,766    21.3    5,797    5,018    15.5
Impala                    19,553   18,365     6.5   32,277   33,288    -3.0
Lumina                         2    3,846   ***.*        3    8,144   ***.*
Malibu                    14,547   17,077   -14.8   25,426   30,153   -15.7
Metro                          0    1,636   ***.*        2    3,806   ***.*
Monte Carlo                5,851    6,810   -14.1   10,006   11,409   -12.3
Prizm                      2,250    5,156   -56.4    4,131    9,776   -57.7
    Chevrolet Total       67,737   84,696   -20.0  117,345  148,803   -21.1
---------------------------------------------------------------------------
Alero                     10,349   13,141   -21.2   17,590   26,548   -33.7
Aurora                       932    3,404   -72.6    1,466    6,167   -76.2
Cutlass                        0        4   ***.*        0        8   ***.*
Eighty Eight                   0        0   ***.*        0        0   ***.*
Intrigue                   1,409    5,215   -73.0    2,337    8,819   -73.5
    Oldsmobile Total      12,690   21,764   -41.7   21,393   41,542   -48.5
---------------------------------------------------------------------------
Bonneville                 3,287    4,437   -25.9    5,082    7,126   -28.7
Firebird                   2,218    1,883    17.8    3,710    3,378     9.8
Grand Am                  14,397   17,375   -17.1   23,627   33,640   -29.8
Grand Prix                10,280   10,073     2.1   14,977   15,436    -3.0
Sunfire                    6,976    7,518    -7.2   11,648   14,141   -17.6
Vibe                         507        0   ***.*      540        0   ***.*
     Pontiac Total        37,665   41,286    -8.8   59,584   73,721   -19.2
---------------------------------------------------------------------------
900                            3        0   ***.*        3        0   ***.*
9000                           2        0   ***.*        2        0   ***.*
9-3                        1,828    1,389    31.6    2,858    2,538    12.6
9-5                          866      959    -9.7    1,411    2,124   -33.6
       Saab Total          2,699    2,348    14.9    4,274    4,662    -8.3
---------------------------------------------------------------------------
Saturn L Series            5,874    7,674   -23.5   10,391   15,724   -33.9
Saturn S Series            8,085   12,703   -36.4   14,858   26,118   -43.1
      Saturn Total        13,959   20,377   -31.5   25,249   41,842   -39.7
---------------------------------------------------------------------------
        GM Total         172,010  213,121   -19.3  288,643  390,313   -26.0
---------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       169,252  210,114   -19.4  284,255  384,288   -26.0
---------------------------------------------------------------------------
GM Import                  2,758    3,007    -8.3    4,388    6,025   -27.2
---------------------------------------------------------------------------
        GM Total         172,010  213,121   -19.3  288,643  390,313   -26.0
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2002
---------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)     February             January - February
                         -------------------------   ----------------------
                                            %Chg
                           2002     2001   per S/D   2002     2001    % Chg
                         --------------------------------------------------
     Selling Days (S/D)     24       24
---------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total               28,011   30,520    -8.2   43,460   57,084   -23.9
Cadillac Total             9,190   11,471   -19.9   17,224   21,296   -19.1
Chevrolet Total           67,737   84,696   -20.0  117,345  148,803   -21.1
Oldsmobile Total          12,690   21,764   -41.7   21,393   41,542   -48.5
Pontiac Total             37,665   41,286    -8.8   59,584   73,721   -19.2
Saturn Total              13,959   20,377   -31.5   25,249   41,842   -39.7
     GM North America
       Total*            169,252  210,114   -19.4  284,255  384,288   -26.0
---------------------------------------------------------------------------
Cadillac Total                59      659   -91.0      114    1,363   -91.6
Saab Total                 2,699    2,348    14.9    4,274    4,662    -8.3
     GM Import Total       2,758    3,007    -8.3    4,388    6,025   -27.2
---------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total               34,260   30,520    12.3   53,595   57,084    -6.1
Cadillac Total            13,353   13,857    -3.6   24,795   25,092    -1.2
Chevrolet Total          235,788  225,866     4.4  416,936  409,237     1.9
GMC Total                 47,880   40,916    17.0   82,920   75,314    10.1
Hummer Total                  38       77   -50.6       90      169   -46.7
Oldsmobile Total          15,805   27,132   -41.7   26,863   51,886   -48.2
Other-Isuzu Total            921    1,206   -23.6    1,695    2,135   -20.6
Pontiac Total             42,734   47,236    -9.5   67,946   85,641   -20.7
Saab Total                 2,699    2,348    14.9    4,274    4,662    -8.3
Saturn Total              17,633   20,377   -13.5   31,631   41,842   -24.4
     GM Total            411,111  409,535     0.4  710,745  753,062    -5.6
---------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2002
---------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)     February             January - February
                         -------------------------   ----------------------
                                            %Chg
                           2002     2001   per S/D   2002     2001    % Chg
                         --------------------------------------------------
     Selling Days (S/D)     24       24
---------------------------------------------------------------------------
Rendezvous                 6,249        0   ***.*   10,135        0   ***.*
    Total Buick            6,249        0   ***.*   10,135        0   ***.*
---------------------------------------------------------------------------
Escalade                   3,129    1,727    81.2    5,767    2,433   137.0
Escalade EXT                 975        0   ***.*    1,690        0   ***.*
  Total Cadillac           4,104    1,727   137.6    7,457    2,433   206.5
---------------------------------------------------------------------------
Astro                      4,125    5,571   -26.0    6,939   10,381   -33.2
C/K Suburban(Chevy)       11,935   11,632     2.6   21,525   22,133    -2.7
Chevy C/T Series             426      633   -32.7      844      985   -14.3
Chevy P Models & Mtr Hms       0       10   ***.*        0       20   ***.*
Chevy W Series               189      175     8.0      379      358     5.9
Express Cutaway/G Cut      1,497    1,184    26.4    2,646    2,064    28.2
Express Panel/G Van        5,610    5,651    -0.7    9,656   10,500    -8.0
Express/G Sportvan         1,294      791    63.6    1,781    1,866    -4.6
S/T Blazer                 9,642   19,827   -51.4   17,371   35,694   -51.3
S/T Pickup                12,891   13,959    -7.7   22,278   24,044    -7.3
Tahoe                     17,736   14,932    18.8   31,710   29,182     8.7
Tracker                    3,417    4,219   -19.0    6,416    7,629   -15.9
TrailBlazer               22,189       59   ***.*   39,600       59   ***.*
Venture                    6,299    5,849     7.7    9,827   11,178   -12.1
............................................................................
     Avalanche             8,369        0   ***.*   15,003        0   ***.*
     Silverado-C/K Pickup 62,432   56,678    10.2  113,616  104,341     8.9
Chevrolet Fullsize
  Pickups                 70,801   56,678    24.9  128,619  104,341    23.3
............................................................................
     Chevrolet Total     168,051  141,170    19.0  299,591  260,434    15.0
---------------------------------------------------------------------------
C/K Suburban(GMC)              0       11   ***.*        0       20   ***.*
Envoy                      8,604      103   ***.*   14,612      103   ***.*
GMC C/T Series               960      893     7.5    1,653    1,659    -0.4
GMC W Series                 311      306     1.6      531      559    -5.0
P Models & Mtr Hms(GMC)        0        5   ***.*        0        7   ***.*
S/T Jimmy                    204    5,873   -96.5      435   10,905   -96.0
Safari (GMC)               1,316    2,025   -35.0    2,096    3,687   -43.2
Savana Panel/G Classic     1,658    2,518   -34.2    2,928    4,024   -27.2
Savana Special/G Cut         504      590   -14.6      882      966    -8.7
Savana/Rally                 206      168    22.6      318      323    -1.5
Sierra                    18,730   15,037    24.6   32,340   27,716    16.7
Sonoma                     3,254    3,157     3.1    5,753    5,486     4.9
Yukon                      6,750    5,579    21.0   12,042   10,931    10.2
Yukon XL                   5,383    4,651    15.7    9,330    8,928     4.5
     GMC Total            47,880   40,916    17.0   82,920   75,314    10.1
---------------------------------------------------------------------------
Hummer H1                     38       77   -50.6       90      169   -46.7
   Hummer Total               38       77   -50.6       90      169   -46.7
---------------------------------------------------------------------------
Bravada                    1,627    1,695    -4.0    2,981    3,248    -8.2
Silhouette                 1,488    3,673   -59.5    2,489    7,096   -64.9
 Oldsmobile Total          3,115    5,368   -42.0    5,470   10,344   -47.1
---------------------------------------------------------------------------
Other-Isuzu F Series         160      152     5.3      284      310    -8.4
Other-Isuzu N Series         761    1,054   -27.8    1,411    1,825   -22.7
 Other-Isuzu Total           921    1,206   -23.6    1,695    2,135   -20.6
---------------------------------------------------------------------------
Aztek                      2,325    2,576    -9.7    3,846    5,514   -30.3
Montana                    2,744    3,374   -18.7    4,516    6,406   -29.5
Trans Sport                    0        0   ***.*        0        0   ***.*
   Pontiac Total           5,069    5,950   -14.8    8,362   11,920   -29.8
---------------------------------------------------------------------------
VUE                        3,674        0   ***.*    6,382        0   ***.*
   Saturn Total            3,674        0   ***.*    6,382        0   ***.*
---------------------------------------------------------------------------
     GM Total            239,101  196,414    21.7  422,102  362,749    16.4
---------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       238,059  195,259    21.9  420,203  360,536    16.5
---------------------------------------------------------------------------
GM Import                  1,042    1,155    -9.8    1,899    2,213   -14.2
---------------------------------------------------------------------------
     GM Total            239,101  196,414    21.7  422,102  362,749    16.4
---------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       236,294  193,186    22.3  417,000  357,026    16.8
---------------------------------------------------------------------------
GM Import                      0        0   ***.*        0        0   ***.*
---------------------------------------------------------------------------
     GM Total            236,294  193,186    22.3  417,000  357,026    16.8
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2002
---------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)     February             January - February
                         -------------------------   ----------------------
                                            %Chg
                           2002     2001   per S/D   2002     2001    % Chg
                         --------------------------------------------------
     Selling Days (S/D)     24       24
---------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                6,249        0   ***.*   10,135        0   ***.*
Cadillac Total             4,104    1,727   137.6    7,457    2,433   206.5
Chevrolet Total          167,930  141,070    19.0  299,340  260,195    15.0
GMC Total                 47,641   40,759    16.9   82,522   74,959    10.1
Hummer Total                  38       77   -50.6       90      169   -46.7
Oldsmobile Total           3,115    5,368   -42.0    5,470   10,344   -47.1
Other-Isuzu Total            239      308   -22.4      445      516   -13.8
Pontiac Total              5,069    5,950   -14.8    8,362   11,920   -29.8
Saturn Total               3,674        0   ***.*    6,382        0   ***.*
    GM North America
      Total*             238,059  195,259    21.9  420,203  360,536    16.5
---------------------------------------------------------------------------
Chevrolet Total              121      100    21.0      251      239     5.0
GMC Total                    239      157    52.2      398      355    12.1
Other-Isuzu Total            682      898   -24.1    1,250    1,619   -22.8
    GM Import Total        1,042    1,155    -9.8    1,899    2,213   -14.2
---------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                6,249        0   ***.*   10,135        0   ***.*
Cadillac Total             4,104    1,727   137.6    7,457    2,433   206.5
Chevrolet Total          167,436  140,352    19.3  298,368  259,071    15.2
GMC Total                 46,609   39,712    17.4   80,736   73,089    10.5
Hummer Total                  38       77   -50.6       90      169   -46.7
Oldsmobile Total           3,115    5,368   -42.0    5,470   10,344   -47.1
Pontiac Total              5,069    5,950   -14.8    8,362   11,920   -29.8
Saturn Total               3,674        0   ***.*    6,382        0   ***.*
    GM North America
      Total*             236,294  193,186    22.3  417,000  357,026    16.8
---------------------------------------------------------------------------


          GM Light Truck Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total                6,249        0   ***.*   10,135        0   ***.*
Cadillac Total             4,104    1,727   137.6    7,457    2,433   206.5
Chevrolet Total          167,436  140,352    19.3  298,368  259,071    15.2
GMC Total                 46,609   39,712    17.4   80,736   73,089    10.5
Hummer Total                  38       77   -50.6       90      169   -46.7
Oldsmobile Total           3,115    5,368   -42.0    5,470   10,344   -47.1
Pontiac Total              5,069    5,950   -14.8    8,362   11,920   -29.8
Saturn Total               3,674        0   ***.*    6,382        0   ***.*
    GM Total             236,294  193,186    22.3  417,000  357,026    16.8
---------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                   03/01/2002

               -------------------  ----- ------ ----   ---------  -----  ----
                      GMNA
               -------------------                        Total    Memo:
Units 000s      Car*  Truck* Total  GME** GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  ----- ------  ----  ---------  -----  ----
2002 Q1 #        591    749  1,340    459   135    61     1,995     12     11
O/(U) prior
forecast:@         6     14     20     (1)   (3)    2        18      0      0
------------------------------------------------------------------------------
2002 Q2 #        605    820  1,425    463   147    66     2,101     17     17
O/(U) prior
forecast:@         0      0      0      0     0     0         0      0      0
------------------------------------------------------------------------------

               -------------------  ----- ------ ----   ---------  -----  ----
                      GMNA
               -------------------                        Total    Memo:
Units 000s      Car   Truck  Total   GME  GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  ----- ------  ----  ---------  -----  ----

   1998
1st Qtr.         673    702  1,375    424   146    36     1,981     16     10
2nd Qtr.         615    557  1,172    479   153    39     1,843      7     14
3rd Qtr.         592    410  1,002    440   137    37     1,616     11      3
4th Qtr.         819    691  1,510    522    89    36     2,157     12     18
               -----  -----  -----  -----   ---   ---     -----     --     --
    CY         2,699  2,360  5,059  1,864   525   148     7,596     46     45

   1999
1st Qtr.         781    725  1,506    524    93    38     2,161     12     23
2nd Qtr.         760    795  1,555    533   110    25     2,223     12     23
3rd Qtr.         660    699  1,359    427   112    47     1,945     13     17
4th Qtr.         759    694  1,453    530    97    47     2,127     12     26
               -----  ----- ------  -----   ---   ---     -----     --     --
    CY         2,960  2,913  5,873  2,014   412   157     8,456     49     89

   2000
1st Qtr.         746    775  1,521    572   118    40     2,251     13     24
2nd Qtr.         787    781  1,568    534   140    45     2,287     13     23
3rd Qtr.         689    630  1,319    374   151    53     1,897     12     22
4th Qtr.         670    694  1,364    513   135    47     2,059     12     23
               -----  ----- ------  -----   ---   ---     -----     --     --
    CY         2,892  2,880  5,772  1,993   544   185     8,494     50     92

   2001
1st Qtr.         581    633  1,214    538   138    51     1,941     13     14
2nd Qtr.         638    726  1,364    491   165    64     2,084     13     16
3rd Qtr.         573    665  1,238    373   146    74     1,832     11     15
4th Qtr.         573    721  1,294    441   127    67     1,929      9     16
               -----  ----- ------  -----   ---   ---     -----     --     --
    CY         2,365  2,745  5,110  1,842   575   256     7,786     46     61

   2002
1st Qtr. #       591    749  1,340    459   135    61     1,995     12     11
2nd Qtr. #       605    820  1,425    463   147    66     2,101     17     17
------------------------------------------------------------------------------

      @ Numbers may vary due to rounding
      * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      March 1, 2002
      -------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)
































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